Exhibit 99.36

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-F

KEY PERFORMANCE FACTORS
December 31, 1998



Expected B Maturity 9/15/05


Blended Coupon 5.4188%


Excess Protection Level
3 Month Average   5.78%
December, 1998   6.16%
November, 1998   5.40%
October, 1998   5.78%


Cash Yield18.72%


Investor Charge Offs 4.98%


Base Rate 7.58%


Over 35 Day Delinquency 4.96%


Seller's Interest10.83%


Total Payment Rate13.62%


Total Principal Balance$41,270,703,888.09


 Investor Participation Amount$500,000,000.00


Seller Participation Amount$4,468,784,369.60